SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-14469	04-6268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 WEST WASHINGTON STREET
INDIANAPOLIS, INDIANA	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b- 2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.0001 par value	SPG	New York Stock Exchange
8 3/8% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Item 2.02.	Results of Operations and Financial Condition

On August 10, 2026, Simon Property Group, Inc. issued a press release containing information on earnings for the quarter ended June 30, 2026 and other matters. A copy of the press release is furnished with this report as Exhibit 99.1 and is incorporated by reference into this report.

Item 7.01.	Regulation FD Disclosure

Exhibit 99.1 also includes supplemental financial and operating information for the quarter ended June 30, 2026.

Item 9.01.	Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

Exhibit No.	Description

99.1	Earnings Release dated August 10, 2026 and supplemental information
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

The exhibit filed with this report contains measures of financial or operating performance that are not specifically defined by generally accepted accounting principles (“GAAP”) in the United States, including funds from operations (“FFO”), FFO per share, Real Estate FFO, Real Estate FFO per share, funds available for distribution, net operating income (“NOI”), domestic property NOI and portfolio NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with the performance of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

These non-GAAP financial measures should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities.

Reconciliations of each of these non-GAAP measures to the most-directly comparable GAAP measure are included in the exhibit.

The information in this report and the exhibit filed herewith is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Items 2.02 and 7.01 of Form 8-K, will not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 10, 2026

SIMON PROPERTY GROUP, INC.

By:	/s/ BRIAN J. MCDADE
Brian J. McDade,
Executive Vice President and Chief Financial Officer